VOYA MUTUAL FUNDS
Voya Global High Dividend Low Volatility Fund
(the “Fund”)
Supplement dated February 14, 2025
to the Fund’s Class A, Class C, Class I, Class R6, and Class W Shares’
Summary Prospectus and Prospectus, each dated February 29, 2024, as supplemented
(together, the “Prospectuses”)
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
As stated in the section of the Prospectuses entitled “Principal Investment Strategies,” under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities (the “Investment Policy”). The Fund is required to provide shareholders with 60 days’ prior notice of any change in this Investment Policy (the “Notice Requirement”). Effective 60 days from the date of the supplement (the “Effective Date”), the Fund is eliminating the Notice Requirement as it relates to this Investment Policy. Therefore, as of the Effective Date, the Fund will no longer be required to provide shareholders with 60 days’ prior notice of any change in this Investment Policy. The Notice Requirement was adopted based on regulatory requirements that applied to the Fund’s former name and is not required based on the Fund’s current name.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE